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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): August 11, 2005

                              NTL INCORPORATED
           (Exact name of Registrant as specified in its charter)

        DELAWARE               FILE NO. 000-22616            52-1822078
(State of Incorporation)    (Commission File Number)       (IRS Employer
                                                         Identification No.)

           909 THIRD AVENUE, SUITE 2863, NEW YORK, NEW YORK 10022
            (Address of principal executive offices) (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 906-8440

        Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             TABLE OF CONTENTS

Item 1.01  Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES
Exhibit 10.1
Exhibit 99.1

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     (a) On August 11, 2005, ntl Group Limited ("ntl Group"), an indirect, wholly owned subsidiary of NTL Incorporated ("NTL") entered into an employment agreement with Neil Berkett to serve as Chief Operating Officer. The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (b) On August 15, 2005, NTL issued a press release announcing the appointment of Neil Berkett, age 49, as Chief Operating Officer effective as of September 26, 2005.

     Mr. Berkett's employment commences September 26, 2005. ntl Group may terminate his employment on twelve month's notice and Mr. Berkett may terminate his employment on six month's notice. The agreement, which is attached as Exhibit 10.1 and incorporated herein by reference, provides for the following:

     o    base salary of (pound)375,000 per year;

     o bonus of up to 200% of base salary, at the discretion of the board of directors of NTL;

     o a contribution of 20% of Mr. Berkett's base salary into a pension scheme;

     o the opportunity to participate in employee benefit plans and arrangements made available by NTL to NTL executive officers with U.K. employment agreements;

     o if within one year following the occurrence of a change of control of NTL, Mr. Berkett's employment term is terminated without cause, he will be entitled to a lump-sum payment equal to two times his base salary;

     o non-competition and non-solicitation covenants that survive for twelve months following termination of employment; and

     o the grant of options to purchase 200,000 shares of NTL's common stock pursuant to the Amended and Restated NTL 2004 Stock Incentive Plan, one-fifth of which will vest on September 26, in each of 2006, 2007, 2008, 2009 and 2010. In the event of a change of control of NTL, all unvested options will vest immediately. Each option will have an exercise price equal to the fair market value per share on September 26, 2005.

     There are no familial relationships between Mr. Berkett and any other director or executive officer of NTL or any of its affiliates. Other than the employment agreement, since the beginning of NTL's last fiscal year, there have been no transactions between Mr. Berkett or any member of his immediate family and NTL or any of its affiliates in which the amount involved exceeded $60,000. None of Mr. Berkett's former employers is an affiliate of NTL.

     Mr. Berkett currently is Managing Director, Distribution of Lloyds TSB Group plc, one of the U.K.'s largest financial services groups. Prior to joining Lloyds TSB, Mr. Berkett was Chief Operating Officer at Prudential Assurance Company Limited, a direct subsidiary of Prudential plc, one of the world's leading financial services groups based in the U.K. (Prudential plc is not affiliated with Prudential Financial, Inc. in the U.S.) Prior to his tenure at Prudential, Mr. Berkett was Head of Retail, responsible for group operations, at St. George Bank, Australia's fifth largest bank.

     A copy of the press release issued by NTL on August 15, 2005 is furnished as Exhibit 99.1 of this Current Report on Form 8-K and is incorporated herein by reference.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 17, 2005                      NTL INCORPORATED


                                            By: /s/ Bryan H. Hall
                                                -------------------------
                                                Bryan H. Hall
                                                Secretary

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                               EXHIBIT INDEX

EXHIBIT      DESCRIPTION
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10.1         Service Agreement between ntl Group Limited and Neil Berkett, dated as of August 11, 2005.

99.1         Press Release, dated August 15, 2005.